UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: October 31, 2011

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

FORM N-Q

OCTOBER 31, 2011

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CORPORATE BONDS & NOTES - 46.5%
CONSUMER DISCRETIONARY - 5.1%
Automobiles - 0.1%
Daimler Finance NA LLC, Senior Notes	2.625%	9/15/16	590,000	$587,051	(a)

Diversified Consumer Services - 0.1%
Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding, Senior Notes	10.250%	12/1/17	670,000	654,925

Hotels, Restaurants & Leisure - 1.3%
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	660,000	551,100
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	770,000	827,750
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	7.625%	1/15/16	530,000	553,850	(a)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	520,000	447,200	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	314,000	307,720	(a)
Mandalay Resort Group, Senior Subordinated Debentures	7.625%	7/15/13	585,000	582,075
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	185,000	207,200
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	440,000	501,600
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	1,240,000	1,162,500	(a)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	7.125%	8/15/14	75,000	40,125
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	6.875%	2/15/15	75,000	38,063
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	600,000	627,000	(a)
Snoqualmie Entertainment Authority, Senior Secured Notes	4.179%	2/1/14	165,000	144,375	(a)(b)

Total Hotels, Restaurants & Leisure				5,990,558

Household Durables - 0.1%
Standard Pacific Corp., Senior Notes	8.375%	1/15/21	400,000	366,000

Media - 3.4%
Cablevision Systems Corp., Senior Notes	8.000%	4/15/20	1,250,000	1,325,000
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	943,208	1,091,763
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	210,000	166,950	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes	10.875%	9/15/14	760,000	822,700	(a)
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	140,000	180,434
Comcast Corp., Notes	6.500%	1/15/15	580,000	661,752
Comcast Corp., Notes	5.875%	2/15/18	20,000	23,270
Comcast Corp., Senior Notes	5.700%	5/15/18	920,000	1,061,652
CSC Holdings Inc., Senior Notes	6.750%	4/15/12	100,000	101,750
DISH DBS Corp., Senior Notes	7.875%	9/1/19	590,000	650,475
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	1,520,000	1,622,600
News America Inc., Senior Notes	6.650%	11/15/37	80,000	92,578
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	100,000	115,250
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	7.750%	10/15/18	930,000	1,029,975
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	420,000	524,032
Time Warner Cable Inc., Senior Notes	3.500%	2/1/15	2,030,000	2,130,706
Time Warner Cable Inc., Senior Notes	4.000%	9/1/21	850,000	872,239
Time Warner Cable Inc., Senior Notes	5.250%	9/1/41	110,000	118,724
Time Warner Inc., Senior Notes	7.625%	4/15/31	615,000	792,893
Time Warner Inc., Senior Notes	6.250%	3/29/41	50,000	59,519
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	700,000	686,000	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	1,300,000	1,319,500	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	185,000	202,113	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Media - continued
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	150,000	$150,000	(a)

Total Media				15,801,875

Textiles, Apparel & Luxury Goods - 0.1%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	605,000	672,306

TOTAL CONSUMER DISCRETIONARY				24,072,715

CONSUMER STAPLES - 1.8%
Beverages - 0.6%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	1,240,000	1,441,966
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	650,000	727,158
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	750,000	773,632	(a)

Total Beverages				2,942,756

Food & Staples Retailing - 0.4%
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	319,913	325,028
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	975,980	1,001,679
Kroger Co., Senior Notes	6.400%	8/15/17	60,000	71,227
Kroger Co., Senior Notes	6.150%	1/15/20	90,000	108,076
Wal-Mart Stores Inc., Notes	5.800%	2/15/18	220,000	267,673

Total Food & Staples Retailing				1,773,683

Food Products - 0.3%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	1,110,000	1,281,524

Tobacco - 0.5%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	1,200,000	1,044,000
Altria Group Inc., Senior Notes	4.750%	5/5/21	1,310,000	1,413,936

Total Tobacco				2,457,936

TOTAL CONSUMER STAPLES				8,455,899

ENERGY - 10.6%
Energy Equipment & Services - 1.1%
Baker Hughes Inc., Senior Notes	3.200%	8/15/21	550,000	566,320	(a)
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	1,435,000	1,499,575
GulfMark Offshore Inc., Senior Subordinated Notes	7.750%	7/15/14	680,000	671,500
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	1,230,000	1,263,825
Parker Drilling Co., Senior Notes	9.125%	4/1/18	1,000,000	1,052,500

Total Energy Equipment & Services				5,053,720

Oil, Gas & Consumable Fuels - 9.5%
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	120,000	141,386
Arch Coal Inc., Senior Notes	7.000%	6/15/19	580,000	603,200	(a)
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	190,000	216,125
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	680,000	712,711
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	70,000	71,126
Chesapeake Energy Corp., Senior Notes	6.875%	8/15/18	90,000	96,975
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	1,310,000	1,463,925
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	1,110,000	1,208,512
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	310,000	322,788
Compagnie Generale de Geophysique-Veritas, Senior Notes	6.500%	6/1/21	1,500,000	1,500,000	(a)
Concho Resources Inc., Senior Notes	6.500%	1/15/22	1,509,000	1,591,995
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	915,000	1,250,848
CONSOL Energy Inc., Senior Notes	6.375%	3/1/21	2,110,000	2,110,000	(a)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	359,785	295,024	(a)(c)(d)
Devon Energy Corp., Debentures	7.950%	4/15/32	450,000	647,944
Devon Energy Corp., Senior Notes	5.600%	7/15/41	230,000	272,303
El Paso Corp., Medium-Term Notes	7.375%	12/15/12	259,000	272,392
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	4,463,000	5,165,922
Enterprise Products Operating LLC, Senior Notes	4.050%	2/15/22	1,180,000	1,223,205
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	470,000	521,337
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	670,000	694,124	(b)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	600,000	597,000
Forest Oil Corp., Senior Notes	8.000%	12/15/11	200,000	201,500

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Oil, Gas & Consumable Fuels - continued
Hess Corp., Notes	7.300%	8/15/31	370,000	$486,929
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,480,000	1,793,338
Kerr-McGee Corp., Notes	7.875%	9/15/31	70,000	91,498
Kinder Morgan Energy Partners LP, Senior Notes	7.125%	3/15/12	25,000	25,509
Kinder Morgan Energy Partners LP, Senior Notes	5.000%	12/15/13	325,000	347,220
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	20,000	22,823
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	500,000	518,750
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	470,000	477,096
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	1,000,000	795,000
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	1,550,000	1,658,500
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	1,626,000	1,788,600
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	400,000	413,320
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	170,000	191,888
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	517,000	560,406
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	600,000	646,500
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	470,000	359,550	(a)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	365,000	406,975
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	195,000	217,425
QEP Resources Inc., Senior Notes	6.875%	3/1/21	1,650,000	1,790,250
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	1,435,000	1,628,725
Range Resources Corp., Senior Subordinated Notes	6.750%	8/1/20	3,390,000	3,779,850
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	1,973,000	2,061,785
Shell International Finance BV, Senior Notes	4.375%	3/25/20	920,000	1,049,123
Teekay Corp., Senior Notes	8.500%	1/15/20	650,000	630,500
Tennessee Gas Pipeline Co., Debentures	7.625%	4/1/37	10,000	12,034
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	150,000	166,125	(a)
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	650,000	705,250
Williams Cos. Inc., Notes	7.875%	9/1/21	483,000	611,280
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	194,000	264,855

Total Oil, Gas & Consumable Fuels				44,681,446

TOTAL ENERGY				49,735,166

FINANCIALS - 11.5%
Capital Markets - 1.5%
Goldman Sachs Group Inc., Senior Notes	6.600%	1/15/12	100,000	101,127
Goldman Sachs Group Inc., Senior Notes	5.300%	2/14/12	40,000	40,476
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	150,000	152,028
Goldman Sachs Group Inc., Senior Notes	5.450%	11/1/12	240,000	246,806
Goldman Sachs Group Inc., Senior Notes	4.750%	7/15/13	30,000	30,919
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	210,000	218,934
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	2,710,000	2,752,685
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	160,000	161,810
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	100,000	103,472
Morgan Stanley, Medium-Term Notes	0.700%	10/18/16	650,000	544,286	(b)
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	1,905,000	1,915,175
UBS AG, Senior Notes	2.250%	1/28/14	250,000	249,254
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	480,000	481,646

Total Capital Markets				6,998,618

Commercial Banks - 3.9%
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	1,100,000	1,072,721
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/16	2,500,000	2,506,250
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	500,000	526,529	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,250,000	1,106,250	(a)(b)(e)

Glitnir Banki HF, Notes	6.330%	7/28/11	1,070,000	283,550	(a)(f)(g)(h)
Glitnir Banki HF, Notes	6.375%	9/25/12	780,000	206,700	(a)(f)(h)
Glitnir Banki HF, Subordinated Bonds	7.451%	9/14/16	200,000	0	(a)(d)(e)(f)(h)(i)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	2,270,000	0	(a)(d)(f)(h)(i)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	460,000	19,550	(a)(f)(g)(h)
Lloyds TSB Bank PLC, Notes	5.800%	1/13/20	320,000	328,144	(a)
Lloyds TSB Bank PLC, Senior Notes	2.800%	4/2/12	710,000	716,810	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Commercial Banks - continued
Lloyds TSB Bank PLC, Senior Notes	6.375%	1/21/21	490,000		$525,751
Nordea Bank AB, Senior Notes	4.875%	1/27/20	860,000		923,530	(a)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	970,000		872,078	(a)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	1,230,000		1,194,185	(a)(b)(e)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	110,000		77,825	(b)(e)
Royal Bank of Scotland PLC, Senior Notes	7.250%	3/10/14	2,330,000	AUD	2,399,326
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	200,000		203,405
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	700,000		654,296	(a)
Wachovia Corp., Subordinated Notes	5.250%	8/1/14	4,280,000		4,567,586
Wells Fargo & Co.	4.600%	4/1/21	100,000		107,177
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	100,000		102,044

Total Commercial Banks					18,393,707

Consumer Finance - 1.2%
American Express Co., Subordinated Debentures	6.800%	9/1/66	1,590,000		1,580,062	(b)
Ford Motor Credit Co., LLC, Senior Notes	8.000%	12/15/16	2,140,000		2,476,344
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	40,000		40,754
SLM Corp., Medium-Term Notes	8.000%	3/25/20	1,260,000		1,313,550
Springleaf Finance Corp., Senior Notes	6.900%	12/15/17	120,000		92,100

Total Consumer Finance					5,502,810

Diversified Financial Services - 4.5%
Bank of America Corp.	8.125%	5/15/18	2,000,000		1,863,440	(b)(e)
Bank of America Corp., Senior Notes	4.500%	4/1/15	2,870,000		2,835,551
Bank of America Corp., Senior Notes	5.000%	5/13/21	540,000		507,953
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	800,000		753,200
Citigroup Inc., Senior Notes	5.500%	10/15/14	780,000		831,419
Citigroup Inc., Senior Notes	6.010%	1/15/15	990,000		1,065,062
Citigroup Inc., Senior Notes	5.375%	8/9/20	20,000		21,404
Citigroup Inc., Senior Notes	6.875%	3/5/38	1,250,000		1,545,026
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	80,000		78,187
Emeralds, Notes	5.593%	8/4/20	209,934		155,708	(a)(b)(d)(f)(h)
General Electric Capital Corp., Notes	5.300%	2/11/21	100,000		106,622
General Electric Capital Corp., Senior Notes	4.625%	1/7/21	150,000		155,152
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,970,000		2,081,305
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	3,000,000		2,828,097
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	1,000,000		1,037,500
JPMorgan Chase & Co., Senior Notes	4.350%	8/15/21	100,000		100,231
JPMorgan Chase & Co., Subordinated Notes	6.625%	3/15/12	700,000		715,641
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	1,760,000		1,874,812
JPMorgan Chase & Co., Subordinated Notes	5.150%	10/1/15	1,360,000		1,445,664
MUFG Capital Finance 1 Ltd., Preferred Securities	6.346%	7/25/16	890,000		895,691	(b)(e)
Smurfit Kappa Funding PLC, Senior Subordinated Notes	7.750%	4/1/15	405,000		407,025

Total Diversified Financial Services					21,304,690

Insurance - 0.3%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	260,000		262,326
American International Group Inc., Senior Notes	6.400%	12/15/20	170,000		178,356
ING Capital Funding Trust III, Junior Subordinated Bonds	3.969%	12/31/11	220,000		187,223	(b)(e)
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	630,000		804,234	(a)

Total Insurance					1,432,139

Thrifts & Mortgage Finance - 0.1%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	600,000		586,817

TOTAL FINANCIALS					54,218,781

HEALTH CARE - 0.9%
Health Care Equipment & Supplies - 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	400,000		451,140

Health Care Providers & Services - 0.7%
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	140,000		143,675

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Health Care Providers & Services - continued
HCA Inc., Debentures	7.500%	11/15/95	70,000	$57,050
HCA Inc., Senior Notes	5.750%	3/15/14	69,000	70,897
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	1,000,000	1,135,000
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	135,000	139,725	(c)
US Oncology Inc.	9.125%	8/15/17	545,000	6,813	(h)
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	1,000,000	1,027,500
WellPoint Inc., Senior Notes	3.700%	8/15/21	890,000	907,937

Total Health Care Providers & Services				3,488,597

Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	190,000	197,144

Pharmaceuticals - 0.0%
Giant Funding Corp., Senior Secured Notes	8.250%	2/1/18	130,000	137,475	(a)

TOTAL HEALTH CARE				4,274,356

INDUSTRIALS - 4.2%
Aerospace & Defense - 0.5%
Boeing Co., Senior Notes	4.875%	2/15/20	630,000	728,542
Triumph Group Inc., Senior Notes	8.625%	7/15/18	700,000	773,500
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	950,000	921,500	(a)

Total Aerospace & Defense				2,423,542

Airlines - 1.2%
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	697,476	680,039
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	2,540,000	2,559,050	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	710,000	749,050	(a)
Delta Air Lines Inc., Pass-Through Certificates, 2002-1	6.417%	7/2/12	1,310,000	1,313,275
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	380,033	371,026
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	144,000	153,360	(a)

Total Airlines				5,825,800

Building Products - 0.2%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	169,000	120,835	(a)(f)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	750,000	780,000	(a)

Total Building Products				900,835

Commercial Services & Supplies - 0.3%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	850,000	820,250	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	280,000	313,600	(a)
Waste Management Inc.	7.375%	5/15/29	170,000	213,190

Total Commercial Services & Supplies				1,347,040

Machinery - 0.3%
Caterpillar Inc., Senior Notes	3.900%	5/27/21	370,000	402,002
Dematic SA, Senior Secured Notes	8.750%	5/1/16	1,050,000	1,039,500	(a)

Total Machinery				1,441,502

Road & Rail - 1.6%
Florida East Coast Railway Corp., Senior Secured Notes	8.125%	2/1/17	1,000,000	1,005,000
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	319,000	370,040
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	515,000	576,800
Kansas City Southern de Mexico SA de CV, Senior Notes	6.125%	6/15/21	610,000	640,500
Kansas City Southern Railway, Senior Notes	8.000%	6/1/15	1,640,000	1,754,800
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	2,882,000	3,148,585

Total Road & Rail				7,495,725

Transportation - 0.1%

CMA CGM, Senior Notes	8.500%	4/15/17	500,000	225,000	(a)

TOTAL INDUSTRIALS				19,659,444

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
INFORMATION TECHNOLOGY - 1.0%
Electronic Equipment, Instruments & Components - 0.2%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	1,000,000	$1,105,000	(a)

IT Services - 0.6%
First Data Corp., Senior Secured Notes	7.375%	6/15/19	2,790,000	2,776,050	(a)

Semiconductors & Semiconductor Equipment - 0.2%
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	500,000	543,750	(a)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	213,000	222,585

Total Semiconductors & Semiconductor Equipment				766,335

TOTAL INFORMATION TECHNOLOGY				4,647,385

MATERIALS - 3.3%
Chemicals - 0.6%
CF Industries Inc., Senior Notes	7.125%	5/1/20	50,000	58,313
Lyondell Chemical Co., Senior Secured Notes	11.000%	5/1/18	1,380,000	1,543,875
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	150,000	172,081
Solutia Inc., Senior Notes	7.875%	3/15/20	680,000	731,000

Total Chemicals				2,505,269

Containers & Packaging - 0.6%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	1,000,000	1,000,000	(a)
Ball Corp., Senior Notes	6.750%	9/15/20	470,000	508,775
Ball Corp., Senior Notes	5.750%	5/15/21	650,000	674,375
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	7.125%	4/15/19	250,000	256,250	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	6.875%	2/15/21	490,000	497,350	(a)

Total Containers & Packaging				2,936,750

Metals & Mining - 1.7%
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	570,000	703,239
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	130,000	141,210
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	760,000	929,901
FMG Resources (August 2006), Senior Notes	6.375%	2/1/16	80,000	78,000	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	2,500,000	2,100,000	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	300,000	328,500
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	810,000	833,751
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	1,000,000	1,024,868
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	210,000	224,442
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	9/20/21	30,000	31,232
Steel Dynamics Inc., Senior Notes	7.750%	4/15/16	70,000	74,025
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	420,000	447,300
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	28,000	33,371
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	34,000	39,858
Vale Overseas Ltd., Notes	6.875%	11/21/36	950,000	1,088,986

Total Metals & Mining				8,078,683

Paper & Forest Products - 0.4%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	1,137,000	1,085,835
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	710,000	534,275	(h)
Verso Paper Holdings LLC, Senior Subordinated Notes	11.375%	8/1/16	230,000	171,350
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	8.750%	2/1/19	240,000	174,000

Total Paper & Forest Products				1,965,460

TOTAL MATERIALS				15,486,162

TELECOMMUNICATION SERVICES - 3.9%
Diversified Telecommunication Services - 3.0%
AT&T Inc., Global Notes	5.500%	2/1/18	600,000	697,791
AT&T Inc., Senior Notes	4.450%	5/15/21	240,000	261,390
AT&T Inc., Senior Notes	3.875%	8/15/21	170,000	177,387
AT&T Inc., Senior Notes	5.550%	8/15/41	600,000	679,589
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	70,000	51,800

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Diversified Telecommunication Services - continued
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	500,000	$521,250	(a)
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	510,000	569,812
EH Holding Corp., Senior Notes	7.625%	6/15/21	950,000	988,000	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	240,000	258,000	(a)
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	1,161,000	1,214,696
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	2,000,000	2,115,000
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	236,000	242,195
Telecom Italia Capital, Senior Notes	5.250%	10/1/15	475,000	462,958
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	120,000	124,704
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	390,000	388,248
Verizon Communications Inc., Senior Notes	3.500%	11/1/21	310,000	313,396
Verizon Florida Inc., Senior Notes	6.125%	1/15/13	1,970,000	2,090,414
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	100,000	106,000	(a)
West Corp., Senior Notes	8.625%	10/1/18	700,000	728,000
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,407,813	1,237,068	(a)(c)
Windstream Corp., Senior Notes	7.500%	4/1/23	720,000	734,400

Total Diversified Telecommunication Services				13,962,098

Wireless Telecommunication Services - 0.9%
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	680,000	763,927
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	70,000	51,450
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	4,435,000	3,703,225

Total Wireless Telecommunication Services				4,518,602

TOTAL TELECOMMUNICATION SERVICES				18,480,700

UTILITIES - 4.2%
Electric Utilities - 1.6%
Duke Energy Carolinas LLC, Secured Bonds	5.300%	2/15/40	300,000	363,013
Duke Energy Corp., Senior Notes	5.625%	11/30/12	1,000,000	1,050,018
Exelon Corp., Bonds	5.625%	6/15/35	1,680,000	1,847,731
FirstEnergy Corp., Notes	6.450%	11/15/11	11,000	11,018
FirstEnergy Corp., Notes	7.375%	11/15/31	3,085,000	3,888,760
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	540,000	665,303

Total Electric Utilities				7,825,843

Independent Power Producers & Energy Traders - 2.6%
AES Corp., Senior Notes	7.750%	10/15/15	590,000	637,200
AES Corp., Senior Notes	8.000%	10/15/17	720,000	793,800
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	1,980,000	2,133,450	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,820,000	1,929,200	(a)
Edison Mission Energy, Senior Notes	7.750%	6/15/16	950,000	733,875
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	2,909,000	3,068,995
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	2,708,538	2,823,651

Total Independent Power Producers & Energy Traders				12,120,171

TOTAL UTILITIES				19,946,014

TOTAL CORPORATE BONDS & NOTES (Cost - $219,694,331)				218,976,622

ASSET-BACKED SECURITIES - 3.9%
ACE Securities Corp., 2006-GP1 A	0.375%	2/25/31	699,581	537,727	(b)
ACE Securities Corp., 2006-SL2 A	0.585%	1/25/36	699,862	44,746	(b)
AESOP Funding II LLC, 2010-3A A	4.640%	5/20/16	390,000	418,328	(a)
AESOP Funding II LLC, 2010-5A A	3.150%	3/20/17	170,000	171,946	(a)
Amortizing Residential Collateral Trust, 2002-BC6 M2	2.045%	8/25/32	637,754	271,959	(b)
Asset-Backed Securities Corp., Home Loan Equity Trust, 2003-HE2 M2	3.093%	4/15/33	532,385	394,971	(b)

Countrywide Asset-Backed Certificates, 2004-5 M4	1.495%	6/25/34	1,380,821	457,978	(b)
Countrywide Home Equity Loan Trust, 2002-F A	0.593%	11/15/28	7,399	7,000	(b)
Education Funding Capital Trust, 2003-3 A6	1.721%	12/15/42	400,000	370,000	(b)(d)
First Horizon ABS Trust, 2006-HE1 A	0.405%	10/25/34	649,917	408,892	(b)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
ASSET-BACKED SECURITIES - continued
Green Tree Financial Corp., 1997-6 A8	7.070%	1/15/29	76,102	$79,904
Greenpoint Manufactured Housing, 1999-2 A2	3.091%	3/18/29	475,000	370,500	(b)
Greenpoint Manufactured Housing, 1999-3 2A2	3.731%	6/19/29	250,000	195,000	(b)
Greenpoint Manufactured Housing, 1999-4 A2	3.731%	2/20/30	250,000	195,000	(b)
Greenpoint Manufactured Housing, 2000-6 A3	2.215%	11/22/31	325,000	270,113	(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.725%	2/20/32	400,000	301,817	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.729%	3/13/32	550,000	351,240	(b)
GSAA Home Equity Trust, 2007-7 A4	0.515%	7/25/37	2,690,000	1,611,126	(b)
GSAMP Trust, 2006-S2 A2	0.345%	1/25/36	293,789	28,071	(b)
GSAMP Trust, 2006-S4 A1	0.335%	5/25/36	975,685	112,573	(b)
GSRPM Mortgage Loan Trust, 2006-1 A1	0.545%	3/25/35	446,055	375,479	(a)(b)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	700,000	762,170	(a)
Indymac Home Equity Loan Asset-Backed Trust, 2006-H1 A	0.415%	4/25/36	388,316	96,259	(b)
Indymac Seconds Asset Backed Trust, 2006-A A	0.375%	6/25/36	3,654,499	465,917	(b)
Keycorp Student Loan Trust, 2003-A 1A2	0.678%	10/25/32	943,406	880,573	(b)
Mid-State Trust, 6 A1	7.340%	7/1/35	349,091	359,723
Nelnet Student Loan Trust, 2005-4 A4R2	1.117%	3/22/32	4,300,000	3,612,000	(b)(d)
Origen Manufactured Housing, 2006-A A2	3.743%	10/15/37	2,200,000	1,331,000	(b)
Origen Manufactured Housing, 2007-A A2	3.743%	4/15/37	2,200,000	1,309,000	(b)
Provident Bank Home Equity Loan Trust, 1999-3 A3	1.025%	1/25/31	60,264	29,178	(b)
RAAC Series, 2006-RP2 A	0.495%	2/25/37	1,750,385	1,253,892	(a)(b)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.370%	8/25/33	231,765	134,969	(b)
SACO I Trust, 2006-4 A1	0.585%	3/25/36	290,041	96,957	(b)
SACO I Trust, 2006-6 A	0.505%	6/25/36	1,330,400	434,149	(b)
Sail Net Interest Margin Notes, 2003-3 A	7.750%	4/27/33	106,424	1	(a)(f)(h)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	208,430	2	(a)(f)(h)
SLM Student Loan Trust, 2003-11 A6	0.637%	12/15/25	800,000	750,800	(a)(b)
Structured Asset Securities Corp., 2006-ARS1 A1	0.355%	2/25/36	1,937,190	76,228	(a)(b)

TOTAL ASSET-BACKED SECURITIES (Cost - $30,209,601)				18,567,188

COLLATERALIZED MORTGAGE OBLIGATIONS - 10.4%
Americold LLC Trust, 2010-ARTA A2FX	4.954%	1/14/29	400,000	425,817	(a)
Banc of America Commercial Mortgage Inc., 2005-3 A4	4.668%	7/10/43	340,000	367,595
Banc of America Mortgage Securities, 2005-3 A4	2.863%	4/25/35	236,969	181,837	(b)
Bear Stearns ARM Trust, 2005-12 24A1	5.574%	2/25/36	1,453,682	918,007	(b)
Commercial Mortgage Asset Trust, 1999-C1 C	7.350%	1/17/32	675,000	730,153	(b)
Countrywide Alternative Loan Trust, 2005-59 1A1	0.543%	11/20/35	669,806	355,598	(b)
Countrywide Alternative Loan Trust, 2005-63 1A1	2.749%	12/25/35	598,334	338,160	(b)
Countrywide Alternative Loan Trust, 2005-72 A1	0.515%	1/25/36	1,156,608	731,144	(b)
Countrywide Alternative Loan Trust, 2005-IM1 A1	0.545%	1/25/36	507,389	273,855	(b)
Countrywide Home Loans, 2005-R3 AF	0.645%	9/25/35	86,469	70,263	(a)(b)
Credit Suisse Mortgage Capital Certificates, 2007-C4 A3	5.795%	9/15/39	260,000	273,599	(b)
CWCapital Cobalt, 2007-C2 A3	5.484%	4/15/47	1,800,000	1,913,659	(b)
Deutsche Mortgage Securities Inc., 2005-WF1 1A3	5.242%	6/26/35	2,150,000	2,001,281	(a)(b)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	0.454%	3/19/45	399,822	257,388	(b)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.150%	3/19/46	661,930	323,155	(b)
Extended Stay America Trust, 2010-ESHA A	2.951%	11/5/27	1,081,384	1,079,133	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 1103 N, IO	11.565%	6/15/21	38,661	875
Federal Home Loan Mortgage Corp. (FHLMC), IO	1.681%	7/25/21	2,170,000	244,557	(b)(d)
Federal National Mortgage Association (FNMA), 1989-17 E	10.400%	4/25/19	913	1,029

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Federal National Mortgage Association (FNMA), 2010-118 YB, IO	6.255%	10/25/40	1,160,289	$183,545	(b)
Federal National Mortgage Association (FNMA), 2011-63 SW, IO	6.435%	7/25/41	1,456,208	229,537	(b)
Federal National Mortgage Association (FNMA), 2011-96 SA, IO	6.305%	10/25/41	3,252,848	584,144	(b)
Federal National Mortgage Association (FNMA), 390 C3, IO	6.000%	7/25/38	366,110	62,042
Federal National Mortgage Association (FNMA), 407 41, IO	6.000%	1/25/38	530,299	72,615
Federal National Mortgage Association (FNMA) STRIP, 407 40, IO	6.000%	1/25/38	354,625	48,590
FHLMC Multi-Family Structured Pass-Through Certificates, K014 X1, IO	1.282%	4/25/21	6,320,009	537,675	(b)
FHLMC Multi-Family Structured Pass-Through Certificates, K702 X1, IO	1.567%	2/25/18	3,789,838	282,343	(b)(d)
FHLMC Multi-Family Structured Pass-Through Certificates, K703 X1, IO	2.094%	5/25/18	3,488,751	377,204	(b)
FHLMC Multi-Family Structured Pass-Through Certificates, KAIV X1, IO	1.413%	6/25/46	8,206,657	702,490	(b)
First Union National Bank Commercial Mortgage, 2000-C1, IO	1.014%	5/17/32	2,687,862	59,714	(b)
Government National Mortgage Association (GNMA), 2009-061 SA, IO	6.455%	8/20/39	1,214,173	206,455	(b)
Government National Mortgage Association (GNMA), 2009-068 SL, IO	6.507%	4/16/39	386,674	52,491	(b)
Government National Mortgage Association (GNMA), 2010-003 MS, IO	6.305%	11/20/38	669,637	108,625	(b)
Government National Mortgage Association (GNMA), 2010-031 GS, IO	6.255%	3/20/39	430,137	69,685	(b)
Government National Mortgage Association (GNMA), 2010-039 SP, IO	6.305%	11/20/38	133,949	21,103	(b)
Government National Mortgage Association (GNMA), 2010-042 BS, IO	6.235%	4/20/40	245,881	40,537	(b)
Government National Mortgage Association (GNMA), 2010-050 QS, IO	6.305%	12/20/38	4,320,209	703,556	(b)
Government National Mortgage Association (GNMA), 2010-060 S, IO	6.255%	5/20/40	1,091,165	180,937	(b)
Government National Mortgage Association (GNMA), 2010-085 HS, IO	6.405%	1/20/40	455,018	73,954	(b)
Government National Mortgage Association (GNMA), 2010-085 JS, IO	6.325%	4/20/40	247,510	32,238	(b)
Government National Mortgage Association (GNMA), 2010-089 SD, IO	5.685%	7/20/40	366,659	62,238	(b)
Government National Mortgage Association (GNMA), 2010-109 SB, IO	6.355%	8/20/40	275,955	58,293	(b)
Government National Mortgage Association (GNMA), 2010-115 SP, IO	5.155%	9/20/40	1,293,727	194,639	(b)
Government National Mortgage Association (GNMA), 2010-117 PS, IO	5.755%	10/20/39	2,205,375	366,713	(b)
Government National Mortgage Association (GNMA), 2010-146 GS, IO	5.855%	6/20/39	850,932	142,806	(b)
Government National Mortgage Association (GNMA), 2010-147 S, IO	6.405%	11/20/40	1,203,322	233,701	(b)
Government National Mortgage Association (GNMA), 2010-151 SA, IO	5.805%	11/20/40	759,737	135,230	(b)
Government National Mortgage Association (GNMA), 2010-160 SW, IO	6.305%	10/20/38	665,517	110,941	(b)
Government National Mortgage Association (GNMA), 2011-04 PS, IO	5.935%	9/20/40	533,593	80,499	(b)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Government National Mortgage Association (GNMA), 2011-11 SA, IO	5.755%	1/20/41	4,355,310	$716,602	(b)
Government National Mortgage Association (GNMA), 2011-32 S, IO	5.757%	3/16/41	186,040	29,569	(b)
Government National Mortgage Association (GNMA), 2011-70 BS, IO	6.457%	12/16/36	957,046	151,544	(b)
Government National Mortgage Association (GNMA), 2011-81 SA, IO	5.155%	6/20/41	867,858	128,751	(b)
Government National Mortgage Association (GNMA), 2011-H08 FD	0.722%	2/20/61	2,081,741	2,070,707	(b)
Greenpoint Mortgage Funding Trust, 2007-AR2 1A1	0.375%	4/25/47	2,189,028	1,795,710	(b)
GS Mortgage Securities Corp. II, 2010-C1 A1	3.679%	8/10/43	140,518	146,791	(a)
GS Mortgage Securities Corp. II, 2011-GC3 A4	4.753%	3/10/44	120,000	125,845	(a)
GSR Mortgage Loan Trust, 2005-AR4 3A5	2.770%	7/25/35	3,700,000	2,559,297	(b)
GSR Mortgage Loan Trust, 2005-AR5 1A1	2.827%	10/25/35	357,489	247,624	(b)
Harborview Mortgage Loan Trust, 2004-11 3A1A	0.594%	1/19/35	452,348	250,525	(b)
Impac CMB Trust, 2005-5 A1	0.565%	8/25/35	391,684	271,026	(b)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.649%	3/25/35	351,673	266,112	(b)
Indymac Index Mortgage Loan Trust, 2006-AR04 A1A	0.455%	5/25/46	811,897	468,408	(b)
Indymac Index Mortgage Loan Trust, 2006-AR6 2A1A	0.445%	6/25/47	3,548,717	1,721,380	(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2011-C4 XA, IO	1.629%	7/15/46	7,267,898	575,065	(a)(b)
JPMorgan Mortgage Trust, 2005-A6 7A1	2.717%	8/25/35	452,216	315,642	(b)
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	1,330,130	1,285,711
Luminent Mortgage Trust, 2006-4 A1A	0.435%	5/25/46	3,024,867	1,345,382	(b)
MASTR Adjustable Rate Mortgages Trust, 2006-2 3A1	2.708%	1/25/36	220,691	167,514	(b)
MASTR Adjustable Rate Mortgages Trust, 2006-OA1 1A1	0.455%	4/25/46	2,527,743	1,295,513	(b)
MASTR ARM Trust, 2007-R5 A1	2.560%	11/25/35	1,461,417	753,698	(a)(b)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	59,015	60,686	(a)
Merit Securities Corp., 11PA B2	1.746%	9/28/32	767,833	748,087	(a)(b)
Merrill Lynch Mortgage Investors Inc., 2005-A1 2A1	2.637%	12/25/34	47,258	43,346	(b)
Morgan Stanley Capital I, 2006-IQ11 A4	5.730%	10/15/42	790,000	878,117	(b)
Morgan Stanley Capital I, 2011-C3 A4	4.118%	7/15/49	170,000	177,886
Mortgage IT Trust, 2005-2 1A1	0.505%	5/25/35	196,350	146,337	(b)
Mortgage IT Trust, 2005-3 A1	0.545%	8/25/35	369,872	269,629	(b)
Novastar Mortgage-Backed Notes, 2006-MTA1 2A1A	0.435%	9/25/46	2,873,199	1,989,597	(b)
Residential Accredit Loans Inc., 2006-QA1 A21	3.811%	1/25/36	1,391,606	665,114	(b)
Residential Accredit Loans Inc., 2006-QO2 A1	0.465%	2/25/46	2,190,800	729,959	(b)
Structured ARM Loan Trust, 2004-9XS A	0.615%	7/25/34	305,905	238,597	(b)
Structured Asset Mortgage Investments Inc., 2005-AR3 2A1	2.583%	8/25/35	205,550	155,976	(b)
Structured Asset Mortgage Investments Inc., 2006-AR5 2A1	0.455%	5/25/36	452,653	217,157	(b)
Structured Asset Securities Corp., 2005-RF2 A	0.595%	4/25/35	1,217,320	975,976	(a)(b)
Structured Asset Securities Corp., 2005-RF3 1A	0.595%	6/25/35	1,213,192	962,807	(a)(b)
Voyager Dwnys Delaware Trust, 2009-1 UGL2, IO	1.150%	3/20/47	280,483	18,442	(a)(b)(d)(f)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR07 A4	2.573%	8/25/35	449,986	336,588	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR12 1A1	2.492%	10/25/35	98,443	89,439	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR14 1A4	2.552%	12/25/35	536,214	438,750	(b)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A1	0.515%	12/25/45	3,059,182	$2,316,722	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A2	0.535%	12/25/45	594,016	408,262	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.515%	12/25/45	244,618	191,835	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A2	0.535%	12/25/45	366,927	264,111	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR08 1A3	2.567%	8/25/46	5,060,370	3,236,296	(b)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR8 2A3	2.745%	4/25/36	115,058	91,232	(b)
WF-RBS Commercial Mortgage Trust, 2011-C3 A4	4.375%	3/15/44	230,000	233,920	(a)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $59,463,856)				49,074,929

MORTGAGE-BACKED SECURITIES - 17.6%
FHLMC - 0.2%
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	11/14/26	200,000	207,500	(j)
Federal Home Loan Mortgage Corp. (FHLMC)	2.674%	2/1/36	224,364	236,194	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	8/1/30	7,976	9,100
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	9/1/31-12/1/31	240,879	272,462
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35	255,432	277,389

Total FHLMC				1,002,645

FNMA - 11.4%
Federal National Mortgage Association (FNMA)	6.500%	4/1/15-5/1/31	687,754	756,818
Federal National Mortgage Association (FNMA)	5.500%	10/1/16-7/1/41	7,448,553	8,092,929
Federal National Mortgage Association (FNMA)	7.000%	8/1/29-5/1/32	826,652	953,462
Federal National Mortgage Association (FNMA)	7.500%	9/1/29-3/1/32	1,559,770	1,825,148
Federal National Mortgage Association (FNMA)	8.000%	2/1/31	1,432	1,681
Federal National Mortgage Association (FNMA)	4.500%	4/1/31-6/1/31	1,048,243	1,111,138
Federal National Mortgage Association (FNMA)	6.000%	4/1/32-11/1/37	4,010,736	4,452,314
Federal National Mortgage Association (FNMA)	5.000%	11/1/40-6/1/41	1,458,263	1,587,229
Federal National Mortgage Association (FNMA)	4.500%	10/13/41-11/14/41	8,100,000	8,567,330	(j)
Federal National Mortgage Association (FNMA)	4.000%	11/14/41	9,800,000	10,188,937	(j)
Federal National Mortgage Association (FNMA)	5.000%	11/14/41	7,800,000	8,391,096	(j)
Federal National Mortgage Association (FNMA)	6.000%	11/14/41	7,000,000	7,671,564	(j)

Total FNMA				53,599,646

GNMA - 6.0%
Government National Mortgage Association (GNMA)	6.500%	5/15/28-8/15/34	3,334,996	3,808,427
Government National Mortgage Association (GNMA)	7.000%	3/15/29-3/15/32	1,088,689	1,278,370
Government National Mortgage Association (GNMA)	7.500%	1/15/30-9/15/31	411,469	473,176
Government National Mortgage Association (GNMA)	5.000%	1/15/40-11/20/40	7,506,765	8,290,173
Government National Mortgage Association (GNMA)	4.500%	11/21/41	12,500,000	13,554,687	(j)
Government National Mortgage Association (GNMA)	5.500%	11/21/41	1,000,000	1,110,781	(j)

Total GNMA				28,515,614

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $80,943,440)				83,117,905

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
MUNICIPAL BONDS - 1.3%
Alabama - 0.0%
Birmingham, AL, Commercial Development Authority Revenue, Civic Center Improvements Project	5.500%	4/1/41	40,000		$42,276

California - 0.3%
Los Angeles, CA, Department of Airports Revenue	5.250%	5/15/39	80,000		85,482
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport	5.000%	5/15/35	100,000		105,027
Los Angeles, CA, Department of Water & Power Revenue, Build America Bonds	6.574%	7/1/45	330,000		420,766
San Mateo County, CA, Community College District, GO	5.000%	9/1/38	30,000		30,879
Santa Clara Valley Transportation Authority, Sales Tax Revenue, Build America Bonds	5.876%	4/1/32	460,000		526,493

Total California					1,168,647

Georgia - 0.1%
Metropolitan Atlanta, GA, Rapid Transit Authority, Sales Tax Revenue	5.000%	7/1/39	60,000		62,713
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	300,000		304,269
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	180,000		180,572

Total Georgia					547,554

Illinois - 0.3%
Chicago, IL, O’Hare International Airport Revenue	5.500%	1/1/31	130,000		139,764
Chicago, IL, O’Hare International Airport Revenue	5.625%	1/1/35	60,000		64,645
Illinois State, GO	5.665%	3/1/18	460,000		486,859
Illinois State, GO	5.877%	3/1/19	480,000		509,453

Total Illinois					1,200,721

Nevada - 0.0%
Clark County, NV, Passenger Facility Charge Revenue, Las Vegas Macarran International Airport	5.250%	7/1/39	80,000		81,698

New York - 0.0%
Liberty, NY, Development Corporation Revenue, Goldman Sachs Headquarters	5.250%	10/1/35	140,000		142,876

Pennsylvania - 0.6%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	1.025%	5/1/46	3,000,000		2,812,500	(b)(d)

TOTAL MUNICIPAL BONDS (Cost - $5,594,091)					5,996,272

SOVEREIGN BONDS - 7.1%
Brazil - 2.3%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	1,413,000	BRL	810,082
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	18,052,000	BRL	9,948,919

Total Brazil					10,759,001

India - 0.1%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	382,000		360,990	(a)(b)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	310,000		292,950	(a)(b)

Total India					653,940

Indonesia - 0.8%
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	23,046,000,000	IDR	3,580,032

Italy - 0.9%
Region of Lombardy, Senior Notes	5.804%	10/25/32	4,750,000		4,371,169

Malaysia - 0.4%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	4,140,000	MYR	1,375,872

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Malaysia - continued
Government of Malaysia, Senior Bonds	4.262%	9/15/16	790,000	MYR	$267,547

Total Malaysia					1,643,419

Mexico - 2.1%
Mexican Bonos, Bonds	8.000%	6/11/20	74,495,000	MXN	6,359,627
United Mexican States, Bonds	10.000%	12/5/24	2,430,000	MXN	239,577
United Mexican States, Medium-Term Notes	5.625%	1/15/17	380,000		435,100
United Mexican States, Medium-Term Notes	6.750%	9/27/34	2,160,000		2,705,400
United Mexican States, Medium-Term Notes	6.050%	1/11/40	168,000		197,820

Total Mexico					9,937,524

Russia - 0.3%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	340,000		357,425	(a)
Russian Foreign Bond-Eurobond	11.000%	7/24/18	365,000		514,650	(a)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	648,795		770,444	(a)

Total Russia					1,642,519

Supranational - 0.2%
Corporacion Andina de Fomento, Notes	6.875%	3/15/12	875,000		895,787

TOTAL SOVEREIGN BONDS (Cost - $32,669,802)					33,483,391

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 5.0%
U.S. Government Agencies - 2.9%
Federal Home Loan Bank (FHLB), Bonds	3.625%	10/18/13	500,000		531,111
Federal Home Loan Bank (FHLB), Bonds	0.500%	12/27/13	1,040,000		1,040,007
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	420,000		495,348
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	270,000		387,728
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	1,410,000		1,068,005
Federal National Mortgage Association (FNMA), Notes	3.875%	7/12/13	420,000		445,542
Federal National Mortgage Association (FNMA), Notes	0.500%	9/8/14	780,000		780,706
Federal National Mortgage Association (FNMA), Senior Notes	4.375%	10/15/15	730,000		825,787
Federal National Mortgage Association (FNMA), Senior Notes	5.625%	7/15/37	255,000		335,341
Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	1,460,000		1,512,548
Federal National Mortgage Association (FNMA), Subordinated Notes	4.625%	5/1/13	1,270,000		1,345,884
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	770,000		667,595
Financing Corp. (FICO) Strip, Debentures	0.000%	2/8/18	220,000		196,929
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	810,000		716,724
Financing Corp. (FICO) Strip, Debentures	0.000%	8/3/18	1,310,000		1,148,040
Financing Corp. (FICO) Strip, Debentures	0.000%	3/7/19	340,000		290,715
Financing Corp. (FICO) Strip, Debentures	0.000%	6/6/19	110,000		93,144
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	660,000		586,598
Financing Corp. (FICO) Strip, Notes	0.000%	8/3/18	780,000		683,565
Financing Corp. (FICO) Strip, Notes	0.000%	9/26/19	40,000		33,459
Tennessee Valley Authority, Bonds	5.980%	4/1/36	30,000		39,847
Tennessee Valley Authority, Notes	5.250%	9/15/39	500,000		615,430

Total U.S. Government Agencies					13,840,053

U.S. Government Obligations - 2.1%
U.S. Treasury Bonds	4.750%	2/15/41	3,690,000		4,797,575
U.S. Treasury Bonds	4.375%	5/15/41	190,000		233,255
U.S. Treasury Notes	0.500%	5/31/13	40,000		40,178
U.S. Treasury Notes	1.000%	5/15/14	60,000		60,989
U.S. Treasury Notes	2.250%	7/31/18	4,000,000		4,183,124

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
U.S. Government Obligations - continued
U.S. Treasury Notes	2.625%	11/15/20	220,000	$230,811
U.S. Treasury Notes	2.125%	8/15/21	150,000	149,368

Total U.S. Government Obligations				9,695,300

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $21,931,643)				23,535,353

U.S. TREASURY INFLATION PROTECTED SECURITIES - 0.5%
U.S. Treasury Notes, Inflation Indexed (Cost - $2,267,318)	2.000%	4/15/12	2,243,803	2,266,241

			SHARES
COMMON STOCKS - 0.3%
CONSUMER DISCRETIONARY - 0.2%
Media - 0.2%
Charter Communications Inc., Class A Shares			22,538	1,035,395	*

ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
SemGroup Corp., Class A Shares			4,463	124,875	*

INDUSTRIALS - 0.0%
Building Products - 0.0%
Ashton Woods USA LLC, Class B Membership			52	43,680	(d)(f)
Nortek Inc.			4,239	89,549	*

TOTAL INDUSTRIALS				133,229

MATERIALS - 0.1%
Chemicals - 0.1%
Georgia Gulf Corp.			15,587	282,124	*

TOTAL COMMON STOCKS (Cost - $1,581,799)				1,575,623

CONVERTIBLE PREFERRED STOCKS - 0.1%
UTILITIES - 0.1%
Electric Utilities - 0.1%
AES Trust III (Cost - $259,220)	6.750%		5,200	253,500

PREFERRED STOCKS - 1.1%
FINANCIALS - 1.1%
Consumer Finance - 0.5%
GMAC Capital Trust I	8.125%		115,000	2,410,400	(b)

Diversified Financial Services - 0.6%
Citigroup Capital XII	8.500%		9,075	232,320	(b)
Citigroup Capital XIII	7.875%		100,000	2,693,000

Total Diversified Financial Services				2,925,320

TOTAL PREFERRED STOCKS (Cost - $6,057,343)				5,335,720

		EXPIRATION DATE	NOTIONAL PAR
PURCHASED OPTIONS - 0.2%
Credit Default Swaption with Credit Suisse First Boston Inc. to buy protection on Markit CDX.NA.IG.17 Index, Call @ $135.00		12/21/11	$55,600,000	487,970
Credit Default Swaption with Credit Suisse First Boston Inc. to buy protection on Markit CDX.NA.IG.17 Index, Put @ $135.00		12/21/11	56,200,000	207,411
Credit Default Swaption with Credit Suisse First Boston Inc. to buy protection on Markit CDX.NA.IG.17 Index, Put @ $150.00		12/21/11	56,200,000	126,557
TOTAL PURCHASED OPTIONS (Cost - $1,512,840)				821,938

			WARRANTS
WARRANTS - 0.0%
Buffets Restaurant Holdings		4/28/14	633	6	*(d)(f)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY		EXPIRATION DATE	WARRANTS	VALUE
WARRANTS - continued
Charter Communications Inc.		11/30/14	897	$10,325	*(d)
CMP Susquehanna Radio Holdings Co.		3/23/19	9,274	43,217	*(a)(d)(f)
Nortek Inc.		12/7/14	1,036	2,072	*(d)(f)
SemGroup Corp.		11/30/14	4,698	35,470	*(f)

TOTAL WARRANTS (Cost - $15,258)				91,090

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $462,200,542)				443,095,772

	RATE	MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS - 9.5%
U.S. Government Agencies - 9.5%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.200%	11/1/11	7,300,000	7,300,000	(k)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.120%	1/10/12	1,300,000	1,299,975	(k)(l)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.050%	2/14/12	8,000,000	7,999,536	(k)
Federal National Mortgage Association (FNMA), Discount Notes	0.110%	1/10/12	400,000	399,993	(k)(l)
Federal National Mortgage Association (FNMA), Discount Notes	0.070%	4/18/12	5,000,000	4,998,825	(k)
Federal National Mortgage Association (FNMA), Discount Notes	0.110%	7/2/12	22,510,000	22,496,269	(k)

TOTAL SHORT-TERM INVESTMENTS (Cost - $44,490,032)				44,494,598

TOTAL INVESTMENTS - 103.5% (Cost - $506,690,574#)				487,590,370
Liabilities in Excess of Other Assets - (3.5)%				(16,443,809)

TOTAL NET ASSETS - 100.0%				$471,146,561

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	Illiquid security.

(g)	The maturity principal is currently in default as of October 31, 2011.

(h)	The coupon payment on these securities is currently in default as of October 31, 2011.

(i)	Value is less than $1.

(j)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(k)	Rate shown represents yield-to-maturity.

(l)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
AUD	— Australian Dollar
BRL	— Brazilian Real
CMB	— Cash Management Bill
GO	— General Obligation
IDR	— Indonesian Rupiah
IO	— Interest Only
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
STRIPS	— Separate Trading of Registered Interest and Principal Securities

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Euro FX Currency, Call	11/4/11	$1,385.00	10	$18,500
Euro FX Currency, Put	11/4/11	1,385.00	10	9,750

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	EXPIRATION DATE	STRIKE PRICE	NOTIONAL PAR	VALUE
Credit Default Swaption with Credit Suisse First Boston Inc. to sell protection on Markit CDX.NA.IG.17 Index, Call	12/21/11	$125.00	55,600,000	$317,544
Credit Default Swaption with Credit Suisse First Boston Inc. to sell protection on Markit CDX.NA.IG.17 Index, Call	12/21/11	115.00	55,600,000	176,582
Credit Default Swaption with Credit Suisse First Boston Inc. to sell protection on Markit CDX.NA.IG.17 Index, Put	12/21/11	200.00	112,400,000	52,392
Credit Default Swaption with Credit Suisse First Boston Inc. to sell protection on Markit CDX.NA.IG.17 Index, Put	12/21/11	160.00	112,400,000	189,519

TOTAL WRITTEN OPTIONS (Premiums received - $1,539,655)				$764,287

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset Strategic Income Fund (the “Fund”) is a separate diversified investment series of the Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$218,525,890	$450,732	$218,976,622
Asset-backed securities	—	14,585,188	3,982,000	18,567,188
Collateralized mortgage obligations	—	48,529,587	545,342	49,074,929
Mortgage-backed securities	—	83,117,905	—	83,117,905
Municipal bonds	—	3,183,772	2,812,500	5,996,272
Sovereign bonds	—	33,483,391	—	33,483,391
U.S. government & agency obligations	—	23,535,353	—	23,535,353
U.S. treasury inflation protected securities	—	2,266,241	—	2,266,241
Common stocks	$1,531,943	—	43,680	1,575,623
Convertible preferred stocks	253,500	—	—	253,500
Preferred stocks	5,335,720	—	—	5,335,720
Purchased options	—	821,938	—	821,938
Warrants	—	78,687	12,403	91,090

Total long-term investments	$7,121,163	$428,127,952	$7,846,657	$443,095,772

Short-term investments†	—	44,494,598	—	44,494,598

Total investments	$7,121,163	$472,622,550	$7,846,657	$487,590,370

Other financial instruments:
Futures contracts	$2,021,560	—	—	$2,021,560
Forward foreign currency contracts	—	$351,014	—	351,014
Credit default swaps on credit indices – buy protection‡	—	60,144	—	60,144
Total return swaps‡	—	125,067	—	125,067

Total other financial instruments	$2,021,560	$536,225	—	$2,557,785

Total	$9,142,723	$473,158,775	$7,846,657	$490,148,155

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$28,250	$736,037	—	$764,287
Futures contracts	1,049,223	—	—	1,049,223
Forward foreign currency contracts	—	371,015	—	371,015
Total return swaps‡	—	8,644	—	8,644

Total	$1,077,473	$1,115,696	—	$2,193,169

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	MUNICIPAL BONDS
Balance as of July 31, 2011	$155,708	$4,282,250	$841,092	$2,843,750
Accrued premiums/discounts	183	5,669	257	2,175
Realized gain (loss)(1)	—	—	(38,666)	14,041
Change in unrealized appreciation (depreciation)(2)	(50,564)	(305,919)	10,740	77,534
Purchases	345,405	—	296,319	—
Sales	—	—	(26,725)	(125,000)
Transfers into Level 3(3)	—	—	—	—
Transfers out of Level 3(4)	—	—	(537,675)	—

Balance as of October 31, 2011	$450,732	$3,982,000	$545,342	$2,812,500

Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2011(2)	$(50,564)	$(305,919)	$31,788	$77,534

Notes to Schedule of Investments (unaudited) (continued)

INVESTMENTS IN SECURITIES	COMMON STOCKS	PREFERRED STOCKS	WARRANTS	TOTAL
Balance as of July 31, 2011	$33,540	$1	$32,254	$8,188,595
Accrued premiums/discounts	—	—	—	8,284
Realized gain (loss)(1)	—	77,711	—	53,086
Change in unrealized appreciation (depreciation)(2)	10,140	3,448	48,511	(206,110)
Purchases	—	—	—	641,724
Sales	—	(81,160)	—	(232,885)
Transfers into Level 3(3)	—	—	10,324	10,324
Transfers out of Level 3(4)	—	—	(78,686)	(616,361)

Balance as of October 31, 2011	$43,680	—	$12,403	$7,846,657

Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2011(2)	$10,140	$3,448	$(6,216)	$(239,789)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(3)	Transferred in to Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(4)	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward Foreign Currency Contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Notes to Schedule of Investments (unaudited) (continued)

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(g) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Stripped Securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

Notes to Schedule of Investments (unaudited) (continued)

(i) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(k) Swap Agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of October 31, 2011, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended October 31, 2011, see Note 3.

Credit Default Swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Notes to Schedule of Investments (unaudited) (continued)

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest Rate Swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total Return Swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(l) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(m) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Notes to Schedule of Investments (unaudited) (continued)

(n) Credit and Market Risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(o) Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of October 31, 2011, the Fund held written options, forward foreign currency contracts and total return swaps with credit related contingent features, which had a liability position of $1,143,946. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(p) Other Risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(q) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(r) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At October 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$19,023,486
Gross unrealized depreciation	(38,123,690)

Net unrealized deprectiation	$(19,100,204)

Notes to Schedule of Investments (unaudited) (continued)

At October 31, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (loss)
Contracts to Buy:
U.S. Treasury 5-Year Notes	244	12/11	$29,900,527	$29,916,688	$16,161
U.S. Treasury 10-Year Notes	262	12/11	33,747,430	33,814,375	66,945
U.S. Treasury Ultra Long-Term Bonds	257	12/11	37,231,476	39,160,375	1,928,899

					$2,012,005

Contracts to Sell:
U.S. Treasury 2-Year Notes	89	12/11	19,614,586	19,605,031	9,555
U.S. Treasury 30-Year Bonds	381	12/11	51,921,683	52,970,906	(1,049,223)
					$(1,039,668)

Net unrealized gain on open futures contracts					$972,337

At October 31, 2011, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (loss)
Contracts to Buy:
Canadian Dollar	Citibank N.A.	4,506,000	$4,519,151	11/16/11	$(33,192)
Singapore Dollar	Citibank N.A.	5,502,000	4,384,746	11/16/11	(165,370)

					(198,562)

Contracts to Sell:
Australian Dollar	Citibank N.A.	2,084,503	2,193,114	11/16/11	(90,268)
Canadian Dollar	Citibank N.A.	4,506,000	4,519,151	11/16/11	41,717
Euro	Citibank N.A.	7,279,909	10,071,783	11/16/11	295,353
Euro	Citibank N.A.	5,197,000	7,190,070	11/16/11	(82,185)
Euro	UBS AG	494,001	683,452	11/16/11	13,944
					178,561

Net unrealized loss on open forward foreign currency contracts					$(20,001)

At October 31, 2011, the Fund held TBA securities with a total cost of $49,552,640.

During the period ended October 31, 2011, written option transactions for the Fund were as follows:

	Number of Contracts / Notional Par	Premiums
Written options, outstanding as of July 31, 2011	245,600,000	$1,288,500
Options written	336,000,248	1,664,789
Options closed	(59,600,072)	(1,081,929)
Options expired	(186,000,156)	(331,705)

Written options, outstanding as of October 31, 2011	336,000,020	$1,539,655

At October 31, 2011, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION [1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡		MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	$1,189,000	10/12/52	0.100	% monthly	$60,144	$53,505	$6,639

Notes to Schedule of Investments (unaudited) (continued)

TOTAL RETURN SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND	PERIODIC PAYMENTS RECEIVED BY THE FUND	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital Inc.	$10,000,000	5/17/16	CPURNSA†	2.43% annually‡	—	$116,942
Credit Suisse First Boston Inc.	283,000	7/1/12	TRX-CMBS Reset†	TRX-CMBS†	$4,064	664
Credit Suisse First Boston Inc.	283,000	10/1/12	TRX-CMBS Reset†	TRX-CMBS†	2,979	418
Goldman Sachs Group Inc.	425,085	1/12/39	1-Month LIBOR‡	IOS.FN30.600.08†	—	(3,577)
Goldman Sachs Group Inc.	354,237	1/12/39	1-Month LIBOR‡	IOS.FN30.600.08†	619	(3,600)
Goldman Sachs Group Inc.	247,966	1/12/39	1-Month LIBOR‡	IOS.FN30.600.08†	(36)	(2,050)

Total	$11,593,288				$7,626	$108,797

1	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

2	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

‡	Percentage shown is an annual percentage rate.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at October 31, 2011.

			Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Purchased Options, At Value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Contracts	—	—	$2,021,560	$(1,049,223)	—	—	$(8,644)	$963,693
Foreign Exchange Contracts	—	$(28,250)	—	—	$351,014	$(371,015)	—	(48,251)
Credit Contracts	$821,938	(736,037)	—	—	—	—	185,211	271,112

Total	$821,938	$(764,287)	$2,021,560	$(1,049,223)	$351,014	$(371,015)	$176,567	$1,186,554

Notes to Schedule of Investments (unaudited) (continued)

During the period ended October 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$980,015
Written options	1,022,317
Forward foreign currency contracts (to buy)	7,155,971
Forward foreign currency contracts (to sell)	18,787,548
Futures contracts (to buy)	107,741,150
Futures contracts (to sell)	71,298,547

Average Notional Balance
Interest rate swap contracts†	$54,545,000
Credit default swap contracts (to buy protection)	18,731,250
Credit default swap contracts (to sell protection)†	8,120,500
Total return swap contracts	14,277,318

†	At October 31, 2011, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	December 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	December 27, 2011

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	December 27, 2011